UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2019

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 8383 Wilshire Blvd., Suite 412 Beverly Hills, CA (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90211 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment, Waiver and Consent Agreement

On July 22, 2019, Genius Brands International, Inc., a Nevada corporation (the “Company”), entered into an amendment, waiver and consent agreement (the “Amendment, Waiver and Consent”) with certain holders constituting (i) a majority-in-interest of the holders of our 10% Secured Convertible Notes due August 20, 2019 (the “Notes”), which were issued pursuant to a securities purchase agreement, dated as of August 17, 2018 and as amended on February 14, 2019, by and among the Company and the purchasers identified on the signature pages thereto (the “August 2018 Purchase Agreement”) and (ii) 51% in interest of the shares of Common Stock issued pursuant to a securities purchase agreement, dated as of January 8, 2018, by and among the Company and the purchasers identified on the signature pages thereto (the “January 2018 Purchase Agreement”). Pursuant to the Amendment, Waiver and Consent, such holders have agreed to (i) amend the definition of “Exempt Issuance” in each of the August 2018 Purchase Agreement and January 2018 Purchase Agreement to include an agreement to issue or announce the issuance or proposed issuance of common stock, par value $0.001 per share, of the Company (“Common Stock”) or Common Stock Equivalents (as that term is defined in each of the August 2018 Purchase Agreement and January 2018 Purchase Agreement) in a public offering for an effective per share purchase price of Common Stock of less than $2.50 (the “Offering”), (ii) waive any applicable rights and remedies under the August 2018 Purchase Agreement and January 2018 Purchase Agreement, and (iii) consent to the Offering. In consideration for the Amendment, Waiver and Consent, the Company agreed to reduce the conversion price of the Notes from $2.50 per share of Common Stock to $1.515 (the “Note Amendment”) and issue all of the purchasers under the August 2018 Purchase Agreement warrants to purchase up to an aggregate of 1,800,000 shares of our Common Stock (the “Waiver Warrants”). The Waiver Warrants will have an exercise price of $1.14 per share, will become exercisable commencing six months and one day from the date of issuance and will expire five (5) years from the date of issuance.

The foregoing summaries of the Amendment, Waiver and Consent agreement, the Note Amendment and the Waiver Warrants do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Amendment to Secured Convertible Note

4.2	Form of Waiver Warrant.

10.1	Amendment, Waiver and Consent Agreement, dated as of July 22, 2019, by and among Genius Brands International, Inc. and the signatories identified therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: July 22, 2019	By:	/s/ Andy Heyward
	Name:	Andy Heyward
	Title:	Chief Executive Officer

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